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                           FORUM FUNDS (the "Trust")
                       Brown Advisory Value Equity Fund
                       Brown Advisory Growth Equity Fund

                      Supplement Dated February 27, 2008
                      to Prospectus Dated October 1, 2007

The last sentence of the first paragraph of the "Average Annual Total Return" section at page 12 is amended by adding the following to the end of the sentence:

   and to the S&P 500 Index(R), the Fund's secondary benchmark.

The first sentence of the second paragraph of the "Average Annual Total Return" section at page 12 is amended by adding the following to the end of the sentence:

   and to the S&P 500 Index.

The Average Annual Total Return table for the Brown Advisory Value Equity Fund at page 12 is replaced with the table shown below adding the S&P 500 Index as the secondary index and the related footnote at page 12 is revised to refer the date of inception as follows:

                                                                    Since
 Brown Advisory Value Equity Fund                        1 Year Inception /(1)/
 --------------------------------                        ------ --------------
 Institutional Shares-- Return Before Taxes............. 17.83%     17.77%
 Institutional Shares-- Return After Taxes on
   Distributions........................................ 16.36%     15.74%
 Institutional Shares -- Return After Taxes on
   Distributions and Sale of Fund Shares................ 12.06%     14.41%
 A Shares -- Return Before Taxes........................ 12.96%     15.59%
 Russell 1000 Value Index............................... 22.25%     19.87%
 S&P 500 Index.......................................... 15.79%     15.75%

(1)For the period from January 28, 2003 through December 31, 2006.

The following paragraph is added after the last paragraph on page 12:

   The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of fees, expenses or taxes.

The first three sentences of Mr. Geoffrey R.B. Carey's biography on page 59 are deleted and replaced with the following two sentences:

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   Geoffrey R.B. Carey, CFA has been a member of Brown's senior management since 1998, Chairman of Brown's Large-Cap Growth Equity Team from 1996 to 2008, and Vice Chairman of the Large-Cap Growth Equity Team since February 2008. Mr. Carey shares responsibility for the day-to-day management of the Growth Equity Fund with Kenneth M. Stuzin; however, Mr. Stuzin holds final decision making authority with respect to the Fund's management.

The first three sentences of Mr. Kenneth M. Stuzin's biography on page 59 are deleted and replaced with the following two sentences:

   Kenneth M. Stuzin, CFA has been a member of Brown's senior management since 1998, Vice Chairman of Brown's Large-Cap Growth Equity Team from 1996 to 2008, and Chairman of the Large-Cap Growth Equity Team since February 2008. Mr. Stuzin has also served as the Vice Chairman of the Growth Equity Fund's investment committee since the Fund's inception. Though Mr. Stuzin shares responsibility for the day-to-day management of the Growth Equity Fund with Geoffrey R.B. Carey, Mr. Stuzin retains all final decision making authority with respect to the Fund's management.

                                     * * *

                      Please retain for future reference.